Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of Amendment No. 1 to the Annual Report on Form 10-K/A of South Jersey Gas Company (the “Company”) for the period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Robbins, Jr., President (Principal Executive Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Robbins, Jr.
Name: David Robbins, Jr.
Title: President
(Principal Executive Officer)
March 1, 2018